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                                                                    EXHIBIT 99.2



                            SUPPLEMENTAL INFORMATION
      (Tabular amounts are in millions of dollars except per share amounts)

The following supplemental information is provided in accordance with the Securities Exchange Act of 1934 as required for companies reporting on Annual Form 40-F under the Multijurisdictional Disclosure System.

RECONCILIATION WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

Norcen follows Canadian generally accepted accounting principles ("GAAP") which are different in some respects from those applicable in the United States and from practices prescribed by the United States Securities and Exchange Commission ("SEC").


CONSOLIDATED STATEMENT OF EARNINGS

The application of United States accounting principles would have affected net earnings as follows:


                                                               YEAR ENDED DECEMBER 31
                                                             ---------------------------
                                                               1997              1996
                                                               ----              ----
Net earnings based on Canadian GAAP                          $   140.4         $    91.9
Application of SEC prescribed full cost method(ii)                65.4              70.8
Reduction of deferred income taxes(iii)                          (29.2)            (30.8)
                                                             ==========        =========
Net earnings based on United States GAAP                     $    176.6        $   131.9
                                                             ==========        =========
Earnings per ordinary share: (1)
  Canadian - basic and fully diluted                         $     0.75        $    0.53
                                                             ==========        =========
  United States - primary and fully diluted                  $     0.94        $    0.76
                                                             ==========        =========


CONSOLIDATED BALANCE SHEET

The cumulative effect of the application of United States accounting principles would have resulted in an increase (decrease) to the following balance sheet accounts:


                                               YEAR ENDED DECEMBER 31
                                            -----------------------------
                                               1997               1996
                                               ----               ----
Property, Plant and Equipment(ii)           $  (249.0)          $  (333.6)
                                            =========           =========
Deferred Income Taxes                       $     4.3           $   (44.1)
                                            =========           =========
Shareholder's Equity:
- Common Stock                              $    39.5           $    39.5
- Currency Translation Account                   76.8                76.8
- Retained Earnings (Deficit)                  (369.6)             (405.8)
                                            ---------           ---------
                                            $  (253.3)          $  (289.5)
                                            =========           =========


(1) Per share information has retroactively been restated to give effect to the stock dividend declared in 1997, which effectively split the Company's issued shares two for one.


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



The cumulative effect on retained earnings is comprised of the following items:


                                                                 YEAR ENDED DECEMBER 31
                                                              -----------------------------
                                                                 1997               1996
                                                                 ----               ----
Retained earnings based on Canadian GAAP                      $   509.1           $   424.8
                                                              ---------           ---------
Foreign currency translation  adjustment on long-term debt        (76.8)              (76.8)
(i)
Application of SEC full cost method (ii)                         (435.8)             (501.2)
Reduction of deferred income taxes (iii)                          188.1               217.3
Adoption and application of SFAS109 (iv)                           (5.6)               (5.6)
Effect of minority interest in subsidiaries                       (39.5)              (39.5)
                                                              ---------           ---------
Cumulative change                                                (369.6)             (405.8)
                                                              ---------           ---------
Retained   earnings  based  on  United  States  accounting    $   139.5           $    19.0
principles
                                                              =========           =========


CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION

The Statement of Changes in Financial Position is in conformity in all material respects with International Accounting Standard 7 and reconciliation to United States GAAP is therefore not required.


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



SUMMARY OF DIFFERENCES BETWEEN CANADIAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES USED BY NORCEN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
--------------------------------------------------------------------------------

(i)   Foreign Currency Translation:

      Norcen defers and amortizes the gain or loss on the translation of the non-current portion of long-term monetary assets and liabilities denominated in foreign currencies which have not been designated as a hedge of the net investment in self-sustaining foreign operations. Under United States accounting principles, the entire gain or loss on translation would be reflected in earnings in the period it occurs.

(ii)  SEC - Prescribed Full Cost Ceiling Tests:

      The write-downs of asset values and the subsequent reduction in depletion upon application of the SEC-prescribed ceiling tests are different than ceiling tests under Canadian GAAP.

(iii) Income Tax Adjustments for Differences in Earnings:

      Deferred income taxes have been provided for in respect of the difference between Canadian GAAP and United States accounting principles.

(iv)  Estimation of Deferred Income Taxes:

      The Financial Accounting Standards Board issued Statement of Financial Standards No. 109 "Accounting for Income Taxes" ("SFAS 109") which requires the Company to reflect the difference between the net book value of its assets and their related tax basis at the tax rates enacted at the respective reporting date. Under Canadian GAAP, deferred income taxes are based on an income statement approach and use historical tax rates to build up the deferred tax balances. The adjustment upon initial adoption of SFAS 109 in 1993 was an increase to deferred income taxes payable and a corresponding decrease to earnings of $5.6 million. The impact on earnings for 1994 to 1997 was not material. An additional entry is required under SFAS 109 to increase property, plant and equipment and deferred income taxes payable by $186.8 million (1996 - $167.6 million) to re-measure prior business combinations.

 (v)  Effect of Minority Interests in Subsidiaries:

      A corporate reorganization in 1975 was accounted for under Canadian GAAP as a pooling of interests whereas under United States accounting principles, it would have been accorded purchase accounting treatment. The excess cost of the minority shares over their underlying book value of $16.9 million has been fully amortized. Cumulative earnings of $20.9 million accruing to the minority interests prior to the 1975 reorganization would have been credited to capital stock instead of retained earnings.


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                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders of
Norcen Energy Resources Limited

Under the date of January 28, 1998, we reported on the consolidated balance sheets of Norcen Energy Resources Limited as at December 31, 1997 and 1996, and the consolidated statements of earnings, retained earnings and changes in financial position for the years then ended, as included in this Form 40-F. In connection with our audits of the aforementioned consolidated financial statements, we also have audited the related supplemental note entitled "Reconciliation with United States generally accepted accounting principles" as set forth in this Form 40-F. This supplemental note is the responsibility of the Company's management. Our responsibility is to express an opinion on this supplemental note based on our audits.

In our opinion, such supplemental note, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.




Calgary, Canada                                           "Deloitte & Touche"
January 28, 1998                                          Chartered Accountants


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